                                                                   EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use in this Registration Statement on Form S-1 of our reports dated
February 22, 2005 relating to the consolidated financial statements and financial statement schedules of Tower Group, Inc.


                                                      /s/ Johnson Lambert & Co.

Reston, Virginia
August 19, 2005